                             Quaker Investment Trust

                           Quaker Small-Cap Trend Fund

                     SUPPLEMENT DATED APRIL 27, 2006 TO THE
       QUAKER SMALL-CAP TREND FUND PROSPECTUS AND STATEMENT OF ADDITIONAL
                   INFORMATION ("SAI") DATED OCTOBER 28, 2005

On April 24, 2006, the shareholders of Quaker Small-Cap Trend Fund (the "Fund"), a  series  of  Quaker  Investment  Trust  (the  "Trust"),  approved  a  Plan  of
Liquidation  and  Dissolution  for the Fund at a special meeting of shareholders held on that date.

All  references  to the Fund in the  Prospectus  and SAI dated  October 28, 2005 should be deleted. Shares in the Fund will no longer be offered.

Shareholders of the Fund will be paid a liquidating distribution,  as well as be paid  any  dividends  and  capital  gains,  if any,  as  soon  as is  reasonably practicable.  Fund shares held in an IRA account or other  qualified  retirement plan will be exchanged for shares of the Quaker Reserve Money Market Account.

Shareholders  should direct any questions about individual accounts to the Trust at  800-220-8888.  For more  information  regarding  IRA  accounts or  qualified retirement  plans,  shareholders  should contact their financial  adviser or the
Trust.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE